UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                        _____________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of earliest event
  reported:  July 20, 2005


                         AMR CORPORATION
   (Exact name of registrant as specified in its charter)


          Delaware                 1-8400            75-1825172
 (State of Incorporation) (Commission File Number) (IRS Employer
                                                 Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas         76155
(Address of principal executive offices)            (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))








Item 2.02  Results of Operations and Financial Condition

AMR Corporation (the Company) is filing herewith a press release issued on July 20, 2005 by the Company as Exhibit
99.1 which is included herein. This press release was issued to report the Company's second quarter 2005 results.

Item 9.01  Financial Statements and Exhibits

          (c)  Exhibits

                    Exhibit 99.1   Press Release of AMR dated
                                   July 20, 2005










                          SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  July 20, 2005








                        EXHIBIT INDEX


Exhibit        Description

99.1      Press Release









                              Exhibit 99.1

                              CONTACT:  Al Becker
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com


FOR RELEASE: Wednesday, July 20, 2005


     Editor's Note: A live Webcast reporting second quarter results will be broadcast on the Internet on July 20 at 2 p.m. EDT. (Windows Media Player required for viewing.)


       AMR CORPORATION REPORTS A SECOND QUARTER PROFIT
   OF $58 MILLION DESPITE HIGH FUEL COSTS AND HISTORICALLY
                      LOW TICKET PRICES

   Continued Focus On Cost Control And Revenue Performance
                          Produces
    American's First Quarterly Profit, Without Benefit Of
                       Special Items,
              Since The Fourth Quarter Of 2000

        American Targeting Continued Progress Toward
               Required Financial Performance


     FORT WORTH, Texas -- AMR Corporation, the parent company of American Airlines, Inc., today reported a net profit of $58 million for the second quarter, or $0.30 per share fully diluted, compared to a net profit of $6 million (which included a $31 million benefit from special items), or $0.03 per share fully diluted, in the second quarter last year. The second quarter was the company's first profitable quarter, without the benefit of special items, since the fourth quarter of 2000.
     "The fact that we were able to earn a small profit despite record high fuel prices and a difficult industry environment speaks volumes about our people, who continue to meet our many challenges with determination and ingenuity," said AMR Chairman and CEO Gerard Arpey.
     "Working together, we have made significant progress in all aspects of the Turnaround Plan that we launched several years ago," Arpey said. "That progress has become even more crucial, given record high fuel prices that continue to afflict the industry."
     During the second quarter, the Company paid $434 million more for fuel than it would have paid with last year's fuel prices.
     "The high price of fuel remains one of the biggest clouds hanging over our company and our industry," Arpey said, "and unfortunately, there doesn't seem to be any relief in sight -- oil prices in the second half of the year are currently projected to be higher than during the second quarter. As a result, we have no choice but to redouble our efforts to wring cost and inefficiency out of everything we do."
     American's mainline cost per available seat mile in the quarter was up 5.6 percent year over year. However, excluding fuel and last year's special items, the airline's unit cost was down 4.3 percent year over year. "This is a reflection of the many cost-saving initiatives we continue to find," Arpey said. "In addition to the $700 million in annual savings we built into our 2005 budget, our employees have identified -- since the beginning of this year -- another $65 million in expected annual savings on a steady-state basis."
     American's revenue performance was buoyed by a combination of capacity restraint, network and aircraft changes, and record high traffic levels. During the second quarter, revenue passenger miles were up 7.4 percent year over year, while available seat miles grew 2.3 percent overall, and decreased 1.6 percent domestically. American's systemwide load factor -- or the percentage of total seats filled -- hit a record of 79.5 percent. Yield, which represents average fares, increased 1.9 percent year over year -- the company's first quarterly yield increase since the fourth quarter of 2003.
     "The improvement we have seen on the revenue side of the ledger has only been possible as a result of our people's ability to efficiently and courteously handle an enormous number of customers," Arpey said. "At the same time, we are reaping the benefits of the many changes we have made to our network and product during the past several years. Our load factor is strong, and fares -- while still far too low to provide adequate returns -- have improved somewhat in recent months."
     Arpey noted that after 17 quarters of losses, excluding special items, it feels good to report even a modest profit.
     "I hope our people take pride in what we have accomplished together," Arpey said. "However, we need to be honest about the fact that -- given the losses of the past four years -- we are digging our way out of a very deep hole. What's more, given the strength of the economy and the public's current appetite for air travel, our second quarter results should be much better."
     "High fuel prices are not an excuse," he said, "but they are a constant reminder that our industry is changing and we must change with it to ensure our future. Our competitors continue to lower their costs either in or outside of the bankruptcy court, and the currently improving fare levels are still low by historical standards."
     Arpey pointed out that in addition to earning a modest profit, AMR was able to contribute $75 million to its various defined benefit pension plans in the second quarter, bringing its total contributions to the plans this year to $213 million. AMR also was able to grow its cash balance, ending the period with $3.9 billion in cash and short-term investments, including a restricted balance of $492 million.

     Editor's Note: AMR's Chairman, President and Chief Executive Officer, Gerard Arpey, and its Chief Financial Officer, James Beer, will make a presentation to analysts during a teleconference on Wednesday, July 20, from 2 p.m. to 2:45 p.m. EDT. Following the analyst call, they will hold a question-and-answer conference call for media from 3 p.m. to 3:45 p.m. EDT. Reporters interested in listening to the presentation or participating in the media Q&A should call 817-967-1577.

Statements in this release contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this release, the words "expects," "plans," "anticipates," "indicates," "believes," "forecast," "guidance," "outlook" and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, without limitation, the Company's expectations concerning operations and financial conditions, including changes in capacity, revenues and costs, future financing plans and needs, overall economic conditions, plans and objectives for future operations, and the impact on the Company of its results of operations in recent years and the sufficiency of its financial resources to absorb that impact. Other forward-looking statements include statements which do not relate solely to historical facts, such as, without limitation, statements which discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Forward-looking statements are subject to a number of factors that could cause the Company's actual results to differ materially from the Company's expectations. The following factors, in addition to other possible factors not listed, could cause the Company's actual results to differ materially from those expressed in forward-looking statements: changes in economic, business and financial conditions; the Company's substantial indebtedness; continued high fuel prices and the availability of fuel; further increases in the price of fuel; the impact of events in Iraq; conflicts in the Middle East or elsewhere; the highly competitive business environment faced by the Company, characterized by increasing pricing transparency and competition from low cost carriers and financially distressed carriers; historically low fare levels and fare simplification initiatives (both of which could result in a further deterioration of the revenue environment); the ability of the Company to reduce its costs further without adversely affecting operational performance and service levels; uncertainties with respect to the Company's international operations; changes in the Company's business strategy; actions by U.S. or foreign government agencies; the possible occurrence of additional terrorist attacks; another outbreak of a disease (such as SARS) that affects travel behavior; uncertainties with respect to the Company's relationships with unionized and other employee work groups; the inability of the Company to satisfy existing financial or other covenants in certain of its credit agreements; the availability and terms of future financing; the ability of the Company to reach acceptable agreements with third parties; and increased insurance costs and potential reductions of available insurance coverage. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the 2004 Form 10-K.


Detailed financial information follows:








                        AMR CORPORATION
            CONSOLIDATED STATEMENTS OF OPERATIONS
           (in millions, except per share amounts)
                         (Unaudited)

                               Three Months Ended June 30,  Percent
                                    2005         2004       Change
Revenues
  Passenger - American Airlines    $4,264       $3,895        9.5
            - Regional Affiliates     561          505       11.1
  Cargo                               157          155        1.3
  Other revenues                      327          275       18.9
    Total operating revenues        5,309        4,830        9.9

Expenses
  Wages, salaries and benefits      1,671        1,703       (1.9)
  Aircraft fuel                     1,350          917       47.2
  Other rentals and landing fees      319          301        6.0
  Depreciation and amortization       286          320      (10.6)
  Commissions, booking fees and
    credit card expense               286          287       (0.3)
  Maintenance, materials and repairs  257          245        4.9
  Aircraft rentals                    147          153       (3.9)
  Food service                        127          139       (8.6)
  Other operating expenses            637          600        6.2
  Special charges                       -          (31)       *
    Total operating expenses        5,080        4,634        9.6

Operating Income                      229          196       16.8

Other Income (Expense)
  Interest income                      29           14        *
  Interest expense                   (223)        (217)       2.8
  Interest capitalized                 24           20       20.0
  Miscellaneous - net                  (1)          (7)     (85.7)
                                     (171)        (190)     (10.0)

Income Before Income Taxes             58            6        *
Income tax                              -            -        -
Net Earnings                       $   58       $    6        *

Earnings Per Share
Basic                             $  0.35      $  0.04
Diluted                           $  0.30      $  0.03

Number of Shares Used in
      Computation
  Basic                               163          160
  Diluted                             216          183

*     Greater than 100%







                       AMR CORPORATION
                    OPERATING STATISTICS
                         (Unaudited)

                                     Three Months Ended
                                          June 30,          Percent
                                       2005       2004      Change
American Airlines, Inc. Mainline Jet
Operations
  Revenue passenger miles (millions)  35,795     33,323       7.4
  Available seat miles (millions)     45,018     43,997       2.3
  Cargo ton miles (millions)             558        567      (1.6)
  Passenger load factor                 79.5%      75.7%      3.8 pts.
  Passenger revenue yield per
    passenger mile (cents)             11.91      11.69       1.9
  Passenger revenue per available
    seat mile (cents)                   9.47       8.85       7.0
  Cargo revenue yield per ton
    mile (cents)                       28.14      27.24       3.3
  Operating expenses per available
    seat mile, excluding Regional
    Affiliates (cents) (1)             10.03       9.50       5.6
  Fuel consumption (gallons, in
    millions)                            749        762      (1.7)
  Fuel price per gallon (cents)        163.4      111.2      46.9

Regional Affiliates
  Revenue passenger miles (millions)   2,317      1,857      24.8
  Available seat miles (millions)      3,211      2,665      20.5
  Passenger load factor                 72.2%      69.7%      2.5 pts.

AMR Corporation
  Average Equivalent Number of Employees
    American Airlines                 75,100     79,900
    Other                             13,400     12,600
       Total                          88,500     92,500

(1) Excludes $627 million and $517 million of expense incurred related to Regional Affiliates in 2005 and 2004, respectively.









                       AMR CORPORATION
             NON-GAAP AND OTHER RECONCILIATIONS
                         (Unaudited)


American Airlines, Inc. Mainline Jet      Three Months Ended June 30,
Operations(in millions, except as noted)       2005         2004

Total operating expenses                      $5,143       $4,698
Less: Operating expenses incurred
      related to Regional Affiliates             627          517
Operating expenses excluding expenses
      incurred related to Regional
      Affiliates                              $4,516       $4,181
American mainline jet operations
      available seat miles                    45,018       43,997

Operating expenses per available seat mile,
      excluding Regional Affiliates (cents)    10.03         9.50

Less: Impact of special items (cents)              -        (0.07)
Less: Fuel cost per available seat mile
      (cents)                                   2.72         1.93
Operating expenses per available seat mile,
      excluding impact of special items and
      the cost of fuel (cents)                  7.31         7.64

Percent change                                 (4.3)%


AMR Corporation
Impact of Fuel Price Variance

Average fuel price per gallon (cents)
   Three months ended June 30, 2005           164.2
   Three months ended June 30, 2004           111.4
Change in price (cents)                        52.8
2005 consumption (gallons, in millions)     x 822.3
Impact of fuel price variance (in millions) $ 434.2




Note: The Company believes that operating expenses per
available seat mile, excluding special   items (which
relate to prior periods) and the cost of fuel, as well as the impact of fuel price increases, assist investors in understanding the impact of fuel prices on the Company's operations.








                         AMR CORPORATION
              CONSOLIDATED STATEMENTS OF OPERATIONS
           (in millions, except per share amounts)
                         (Unaudited)
                                 Six Months Ended June 30,  Percent
                                    2005         2004       Change
Revenues
  Passenger - American Airlines    $8,106       $7,573        7.0
            - Regional Affiliates   1,012          925        9.4
  Cargo                               308          303        1.7
  Other revenues                      633          541       17.0
    Total operating revenues       10,059        9,342        7.7

Expenses
  Wages, salaries and benefits      3,315        3,343       (0.8)
  Aircraft fuel                     2,448        1,725       41.9
  Other rentals and landing fees      619          606        2.1
  Depreciation and amortization       576          646      (10.8)
  Commissions, booking fees and
    credit card expense               557          575       (3.1)
  Maintenance, materials and repairs  492          476        3.4
  Aircraft rentals                    295          306       (3.6)
  Food service                        252          276       (8.7)
  Other operating expenses          1,253        1,182        6.0
  Special charges                       -          (31)       *
    Total operating expenses        9,807        9,104        7.7

Operating Income                      252          238        5.9

Other Income (Expense)
  Interest income                      64           28        *
  Interest expense                   (457)        (429)       6.5
  Interest capitalized                 47           38       23.7
  Miscellaneous - net                 (10)         (35)     (71.4)
                                     (356)        (398)     (10.6)

Loss Before Income Taxes             (104)        (160)      35.0
Income tax                              -            -        *
Net Loss                            $(104)       $(160)      35.0

Basic and Diluted Loss Per Share   $(0.64)     $ (1.00)

Number of Shares Used in
      Computation
  Basic and Diluted                   162          160

*     Greater than 100%







                       AMR CORPORATION
                    OPERATING STATISTICS
                         (Unaudited)

                                       Six Months Ended
                                          June 30,          Percent
                                       2005       2004      Change
American Airlines, Inc. Mainline Jet
Operations
  Revenue passenger miles (millions)  68,123     63,613       7.1
  Available seat miles (millions)     87,872     86,594       1.5
  Cargo ton miles (millions)           1,098      1,088       0.9
  Passenger load factor                 77.5%      73.5%      4.0 pts.
  Passenger revenue yield per
    passenger mile (cents)             11.90      11.90        -
  Passenger revenue per available
    seat mile (cents)                   9.22       8.75       5.4
  Cargo revenue yield per ton
    mile (cents)                       28.08      27.83       0.9
  Operating expenses per available
    seat mile, excluding Regional
    Affiliates (cents) (1)              9.92       9.49       4.5
  Fuel consumption (gallons, in
    millions)                          1,478      1,503      (1.7)
  Fuel price per gallon (cents)        150.2      106.2      41.4

Regional Affiliates
  Revenue passenger miles (millions)   4,202      3,396      23.7
  Available seat miles (millions)      6,126      5,118      19.7
  Passenger load factor                 68.6%      66.3%      2.3 pts.

(1) Excludes $1.2 billion and $1.0 billion of expense incurred related to Regional Affiliates in 2005 and 2004, respectively.






                         AMR CORPORATION
               NON-GAAP AND OTHER RECONCILIATIONS
                           (Unaudited)

American Airlines, Inc. Mainline Jet       Six Months Ended June 30,
Operations(in millions, except as noted)       2005         2004

Total operating expenses                      $9,924       $9,226
Less: Operating expenses incurred
      related to Regional Affiliates           1,210        1,004
Operating expenses excluding expenses
      incurred related to Regional
      Affiliates                              $8,714       $8,222
American  mainline jet  operations
      available seat miles                    87,872       86,594
Operating expenses per available seat mile,
      excluding expenses incurred related
      to Regional Affiliates (cents)            9.92         9.49



                               ###
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